                                                                   EXHIBIT 10.47

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                 MASTER EQUIPMENT LEASE AND SECURITY AGREEMENT

                         Dated as of November 15, 1996

                                    between

                            MAIL-WELL I CORPORATION
                            as the Lessee or Debtor

                                      and

                           PARIBAS PROPERTIES, INC.
                        as the Lessor or Secured Party.




================================================================================

This Master Equipment Lease and Security Agreement has been executed in several counterparts. To the extent, if any, that this Master Equipment Lease and Security Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Equipment Lease and Security Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Lessor on or following the signature page hereof.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I
   DEFINITIONS................................................................ 2
   1.1  Definitions; Interpretation............................................2

ARTICLE II
   MASTER LEASE................................................................2
   2.1  Acceptance and Lease of Equipment......................................2
   2.2  Acceptance Procedure...................................................2
   2.3  Lease Term.............................................................2
   2.4  Disclaimer of Warranties...............................................2
   2.5  Title; Ownership of Equipment; Subordination...........................3
   2.6  Appointment of the Agent...............................................4

ARTICLE III
   PAYMENT OF RENT.............................................................5
   3.1  Rent...................................................................5
   3.2  Net Rent...............................................................6
   3.3  Supplemental Rent......................................................6
   3.4  Method of Payment......................................................6

ARTICLE IV
   QUIET ENJOYMENT; RIGHT TO INSPECT...........................................7
   4.1  Quiet Enjoyment........................................................7
   4.2  Right to Inspect.......................................................7

ARTICLE V
   ABSOLUTE OBLIGATIONS........................................................7
   5.1  Unconditional Net Lease................................................7
   5.2  No Termination or Abatement............................................8

ARTICLE VI
   SUBLEASES...................................................................8
   6.1  Subletting.............................................................8
   6.2  Assignment of Subleases and Business Interruption Insurance to Lessor..9

ARTICLE VII
     LESSEE ACKNOWLEDGMENTS................................................... 9
     7.1  Condition of the Equipment.......................................... 9
     7.2  Risk of Loss........................................................10

ARTICLE VIII
     POSSESSION AND USE OF THE EQUIPMENT, ETC.................................10
     8.1  Use of the Equipment................................................10
     8.2  Compliance with Requirements of Law, Equipment Insurance Legal
          Requirements and Insurance Requirements.............................11
     8.3  Assignment by Lessee................................................11
     8.4  Permitted Users.....................................................11
     8.5  Location of Equipment...............................................11

ARTICLE IX
     MAINTENANCE AND REPAIR; RETURN...........................................11
     9.1  Maintenance and Repair; Return......................................11
     9.2  Return of the Equipment.............................................12

ARTICLE X
     MODIFICATIONS, ETC.......................................................13
     10.1 Modifications, Substitutions and Replacements.......................13

ARTICLE XI
     PROTECTION OF TITLE BY LESSEE............................................14
     11.1 Prohibition on Liens................................................14

ARTICLE XII
     PERMITTED CONTESTS.......................................................14
     12.1 Permitted Contests in Respect of Applicable Law.

                    (a)     ..................................................14

ARTICLE XIII
     INSURANCE................................................................15
     13.1 Public Liability and Workers Compensation Insurance.................15
     13.2 Hazard and Other Insurance..........................................16
     13.3 Insurance Coverage..................................................16

ARTICLE XIV
     CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS.........................17

     14.1  Casualty and Condemnation..........................................17
     14.2  Environmental Matters..............................................18
     14.3  Notice of Environmental Matters....................................19

ARTICLE XV
     TERMINATION OF LEASE.....................................................19
     15.1  Partial Termination upon Certain Events............................19
     15.2  Partial Termination Procedures.....................................20

ARTICLE XVI
     EVENTS OF DEFAULT........................................................20
     16.1  Lease Events of Default............................................20
     16.2  Remedies...........................................................21
     16.3  Waiver of Certain Rights...........................................25
     16.4  Security Interest and Foreclosure..................................25

ARTICLE XVII
     LESSOR'S RIGHT TO CURE...................................................26
     17.1  The Lessor's Right to Cure the Lessee's Lease Defaults.............26

ARTICLE XVIII
     PURCHASE PROVISIONS......................................................27
     18.1  Option to Purchase all of the Equipment............................27
     18.2  Expiration Date Purchase Obligation................................27
     18.3  Acceleration of Purchase Obligation................................27

ARTICLE XIX
     INDEMNITIES..............................................................28
     19.1  General Indemnity..................................................28
     19.2  Impositions........................................................29

ARTICLE XX
     REMARKETING OPTION.......................................................30
     20.1  Option to Remarket.................................................30
     20.2  Certain Obligations Continue.......................................32

ARTICLE XXI
     PROCEDURES RELATING TO PURCHASE OR REMARKETING...........................33

     21.1  Provisions Relating to the Exercise of Purchase Option or
           Obligation and Conveyance Upon Remarketing and Conveyance Upon
           Certain Other Events...............................................33

ARTICLE XXII
     ESTOPPEL CERTIFICATES....................................................34
     22.1  Estoppel Certificates..............................................34


ARTICLE XXIII
     ACCEPTANCE OF SURRENDER..................................................35
     23.1  Acceptance of Surrender............................................35

ARTICLE XXIV
     NO MERGER OF TITLE.......................................................35
     24.1  No Merger of Title.................................................35

ARTICLE XXV
     INTENT OF THE PARTIES....................................................35
     25.1  Ownership of the Equipment.........................................35

ARTICLE XXVI
     MISCELLANEOUS............................................................36
     26.1  Survival; Severability; Etc........................................36
     26.2  Amendments and Modifications.......................................36
     26.3  No Waiver..........................................................36
     26.4  Notices............................................................36
     26.5  Successors and Assigns.............................................36
     26.6  Headings and Table of Contents.....................................36
     26.7  Counterparts.......................................................36
     26.8  GOVERNING LAW......................................................36
     26.9  Limitations on Recourse............................................37
     26.10 Original Lease.....................................................37

List of Exhibits:
----------------
EXHIBIT "A"        Description of the Equipment
EXHIBIT "B"             Insurance Coverage Requirements and Allocation of
                   Equipment Balance to Each Item of the Equipment

                 MASTER EQUIPMENT LEASE AND SECURITY AGREEMENT

   THIS MASTER EQUIPMENT LEASE AND SECURITY AGREEMENT (this "Master Lease"),
                                                             ------------
dated as of November 15, 1996, between PARIBAS PROPERTIES, INC., a Delaware corporation, having its principal office at 1200 Smith Street, Suite 3100, Houston, Texas 77002, as the Lessor and as Secured Party, and MAIL-WELL I CORPORATION, a Delaware corporation, having a principal office at 23 Inverness Way East, Englewood, CO 80112, Attn: Mr. Paul Reilly, as Lessee and as Debtor.

                             W I T N E S S E T H:
                             -------------------

                                   Recitals
                                   --------

     A. Pursuant to that certain Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), entered into by and among the Lessee, the various
------------------------
Subsidiaries of the Lessee as are or may from time to time become parties thereto as Subsidiary Guarantors (the "Subsidiary Guarantors"), Lessor, the
                                       ---------------------
financial institution or institutions (the "Equity Lenders") who are parties
                                            --------------
thereto as Equity Lenders, the financial institutions (the "Financing Lenders")
                                                            -----------------
who are parties thereto as Financing Lenders, and Banque Paribas, Houston Agency, as agent (in such capacity, the "Agent") for the Financing Lenders and
                                         -----
the Equity Lenders (collectively referred to as the "Lender" or "Lenders," as
                                                     ------      -------
the case may be), have agreed to finance the Lessor's acquisition of the Equipment (as hereinafter defined).

     B. On the Effective Date, the Lessor will purchase certain envelope and commercial printing equipment from the Lessee (all such items of equipment being called the "Equipment"). Each item of the Equipment is more particularly
            ---------
described on the Equipment Schedule attached hereto as Exhibit "A" and made a
                                                       -----------
part hereof for all purposes (the "Equipment Schedule").
                                   ------------------

     C. The Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the Equipment.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.1 Definitions; Interpretation.  Capitalized terms used but not otherwise
         ---------------------------
defined in this Master Lease have the respective meanings specified in Appendix
                                                                       --------
A to this Master Lease; and the rules of interpretation set forth in Appendix A
-                                                                    ----------
to this Master Lease shall apply to this Master Lease.

                                  ARTICLE II
                                 MASTER LEASE

     2.1 Acceptance and Lease of Equipment.  The Lessor hereby leases to the
         ---------------------------------
Lessee for the Lease Term (as hereinafter defined), the Equipment, and the Lessee hereby leases from the Lessor for the Lease Term, the Lessor's interest in the Equipment, together with any accessories, replacements and substitutions therefor which may be made by the Lessee pursuant to the terms of this Master Lease. The Lessee shall have the right from time to time to release items of the Equipment and to substitute items of other equipment strictly in accordance with the provisions of Section 6.3 of the Participation Agreement. Each such
                       -----------
substitution shall be subject to the approval of the Agent, which approval may be withheld in its sole discretion.

     2.2 Acceptance Procedure.  The Lessee hereby irrevocably accepts all of
         --------------------
the Equipment for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and agrees that all of the Equipment shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease as of the Effective Date.

     2.3 Lease Term.  The term of this Master Lease shall commence on the date
         ----------
hereof and shall expire on the Expiration Date (the "Lease Term"), unless the
                                                     ----------
Lease Term is earlier terminated in accordance with the provisions of this Master Lease or the Operative Documents.

     2.4 DISCLAIMER OF WARRANTIES.
         ------------------------

         (a) THE LESSOR LEASES THE EQUIPMENT TO THE LESSEE "AS-IS", "WHERE-IS", WITH ALL FAULTS, AND IN WHATEVER CONDITION IT MAY BE. THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS NOT A SELLER (AS SUCH TERM IS DEFINED IN ANY APPLICABLE UNIFORM COMMERCIAL CODE), NOR A SELLER'S AGENT, AND THE LESSOR DOES NOT MAKE AND HAS NOT MADE, AND IT SHALL NOT BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO (1) THE DESIGN, OPERATION OR CONDITION OF, OR THE QUALITY OF THE MATERIAL, EQUIPMENT OR

     WORKMANSHIP IN, THE EQUIPMENT, (2) THE MERCHANTABILITY OR FITNESS OF THE
                                        -------------------------------------
     EQUIPMENT FOR ANY PARTICULAR PURPOSE, (3) THE TITLE TO THE EQUIPMENT OR ANY
     -------------------------------------
     COMPONENT THEREOF, (4) COMPLIANCE WITH SPECIFICATIONS OR APPLICABLE LAW,
     (5) THE ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE),
     (6) THE ABSENCE OF INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, (7) THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR (8) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, EITHER UPON DELIVERY THEREOF TO LESSEE OR OTHERWISE, IT BEING AGREED THAT ALL RISKS, IF ANY, AS BETWEEN THE LESSOR AND THE LESSEE, ARE TO BE BORNE BY THE LESSEE.

         (b) THE LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO THE LESSEE OR ANY OTHER PERSON WITH RESPECT TO ANY OF THE FOLLOWING (I) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, OR ANY MATERIALS (INCLUDING, WITHOUT LIMITATION, ANY SUBSTANCES DEEMED TO BE HAZARDOUS UNDER APPLICABLE LAW) AT ANY TIME CONTAINED THEREIN OR REMOVED OR ESCAPING THEREFROM, OR BY ANY OTHER CIRCUMSTANCES IN CONNECTION THEREWITH; (II) THE USE, OPERATION OR PERFORMANCE OF ANY EQUIPMENT OR ANY RISKS RELATING THERETO; (III) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR CONSEQUENTIAL DAMAGES; OR (IV) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF ANY OF THE EQUIPMENT. THE LESSEE ACKNOWLEDGES THAT THE EQUIPMENT IS IN ALL THE FOREGOING RESPECTS SATISFACTORY TO THE LESSEE, AND THE LESSEE WILL NOT ASSERT ANY CLAIM OF ANY NATURE WHATSOEVER AGAINST THE LESSOR BASED ON ANY OF THE FOREGOING MATTERS IN THIS SECTION 2.4. SUBJECT TO THE LESSOR'S RIGHT TO DO SO, THE LESSOR
             -----------
     HEREBY ASSIGNS WITHOUT RECOURSE TO THE LESSEE FOR THE TERM OF THIS MASTER LEASE ANY WARRANTY WHICH HAS BEEN EXTENDED TO THE LESSOR BY THE MANUFACTURER OR VENDOR OF THE EQUIPMENT. ANY AMOUNTS RECEIVED BY THE LESSEE AS PAYMENT UNDER ANY SUCH WARRANTY SHALL BE APPLIED TO RESTORE THE EQUIPMENT TO THE CONDITION REQUIRED BY THIS MASTER LEASE, WITH THE BALANCE OF SUCH AMOUNT, IF ANY, TO BE PAID OVER TO THE AGENT AND (TO THE EXTENT THE AGENT RECEIVES SUCH AMOUNTS IN GOOD COLLECTED FUNDS) APPLIED AS RENT. THE LESSEE SHALL NOT TAKE ANY ACTION OR FAIL TO TAKE ANY ACTION, THE EFFECT OF WHICH WOULD BE TO INVALIDATE ANY SUCH WARRANTY.

     2.5 Title; Ownership of Equipment; Subordination.
         --------------------------------------------

     (a) The Equipment is leased to the Lessee without any representation or warranty, express or implied by the Lessor, and is subject to the existing state of title and all applicable requirements of law and Property legal requirements. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to any of the Equipment. The parties acknowledge their express intent that this Master Lease constitutes an operating lease for financial accounting purposes only; and for bankruptcy and federal, state and other tax purposes, the transaction contemplated hereby is a financing arrangement and that the Lessee is treated as the owner of the Equipment. This Master Lease is not intended to be subject to the provisions of Article 2A of the Uniform Commercial Code. The Lessee hereby waives any and all rights and remedies provided to a lessee in Article 2A and any other rights or remedies now or hereafter provided to or conferred upon it by statute or otherwise which may limit or modify any of the Lessor's rights and remedies under this Master Lease; provided, however, that such waiver shall not
                                  --------  -------
preclude the Lessee from asserting any claim of the Lessee against the Lessor in a separate cause of action. Without limitation of the rights and remedies provided by the Operative Documents and by applicable law, and in addition to those rights and remedies, the Lessor shall have all rights and remedies of a "secured party" under Article 9 of the Uniform Commercial Code.

     (b) This Master Lease and all rights and interests of the Lessor and the Lessee hereunder are subject and subordinate to the security interests and provisions of the Lessor First Security Agreement and the Lessor Second Security Agreement.

     2.6 Appointment of the Agent.  The Lessor hereby irrevocably designates
         ------------------------
and appoints the Agent as the agent for the Lessor (but for the benefit of the Lenders) pursuant to the collateral assignment being made under the Assignment of Lease and Rent, to take such action on its behalf under the provisions of this Master Lease and the other Operative Documents and to exercise such powers and perform such duties as are expressly granted to and reserved by the Lessor thereunder, together with such other powers as are reasonably incidental thereto. The provisions of Article X of the Loan Agreement, with respect to the Agent for the Lenders thereunder, are hereby fully incorporated by reference and shall be applicable to the rights, duties and responsibilities of the Agent as the agent for the Lessor (but for the benefit of the Lenders), including without limitation the provisions giving to the Required Participants the right to remove the Agent and, upon any removal or resignation of the Agent, to appoint a Successor Agent. Without limitation of the foregoing, all amounts of whatever kind payable to the Lessor under or with respect to this Master Lease shall be paid to, and collected by, the Agent as agent for the Lessor (but for the benefit of the Lenders). Notwithstanding any provision to the contrary elsewhere in this Master Lease, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Operative Document, or any fiduciary relationship as to the Lessor, the Lessee or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Master Lease or any other Operative Document. Unless expressly provided herein to the contrary, all rights, remedies, powers and privileges of the Lessor hereunder shall be exercised by the Agent upon the written direction of the Required Equity Lenders.

                                  ARTICLE III
                                PAYMENT OF RENT

     3.1 Rent.
         ----

         (a) During the Lease Term, the Lessee shall pay Basic Rent on each Payment Date, on the date required under Section 20.1(k) hereof in
                                              ---------------
     connection with the Lessee's exercise of the Remarketing Option, and on any date on which this Master Lease shall terminate with respect to any or all of the Equipment.

         (b) Subject to the terms of the Operative Documents, Basic Rent shall be due and payable in lawful money of the United States and shall be paid on the due date therefor directly to the Agent for the pro rata account of the Lenders entitled to receive such payment in immediately available funds by wire transfer to the account of the Agent specified on Schedule IV to
                                                               -----------
     the Participation Agreement under the heading "Wire Transfer Instructions for Obligors."

         (c) All Rent and other amounts payable hereunder shall be paid without notice or demand by Lessee directly to the Agent and such amounts shall be disbursed by the Agent in accordance with the Operative Documents. Lessee's obligation to pay Rent shall be absolute and unconditional and not subject to any abatement, reduction, set-off, defense, counterclaim or recoupment (collectively "Abatements") for any reason whatsoever, including
                               ----------
     without limitation, Abatements due to any present or future claims of Lessee against Lessor under this Master Lease or otherwise, or against any manufacturer or vendor of any of the Equipment.

         (d) Neither the Lessee's inability or failure to take or maintain possession of all or any portion of any Equipment when delivered by the Lessor, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for such Equipment in accordance with the terms of this Master Lease.

         (e) If a court shall finally determine that Lessor has received any payments under this Master Lease which are determined to be interest and which result in interest charges to Lessee in excess of the highest permitted by applicable law, such payments shall be subject to, and applied in accordance with, the provisions of Section 13.2 of the Participation
                                           ------------
     Agreement.

         (f) All amounts payable by the Lessee under this Master Lease which constitute interest under Applicable Laws shall be expressly subject to the controlling provisions of Section 13.2 of the Participation Agreement

     3.2 Net Rent.  All Rent shall be paid absolutely net to the Lessor, so
         --------                          ---------- ---
that this Master Lease shall yield to the Lessor the full amount thereof, without set-off, prior notice, demand, deduction or reduction. The Lessee accordingly covenants and agrees to pay, as they become due and payable and before they become delinquent, all Impositions, costs, expenses, fees, liabilities, deductions and other charges whatsoever with respect to the Equipment and the ownership, leasing, operation, maintenance, repair, and use thereof, including without limitation the costs, charges and assessments hereinafter set forth in this Master Lease and any obligations which the Lessor may now or hereafter suffer or incur with respect to the Equipment, of whatever kind or character whatsoever.

     3.3 Supplemental Rent.  The Lessee shall pay to the Lessor or the Person
         -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Default Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Master Lease, in the event of any failure on the part of the Lessee to pay and discharge any Basic Rent or Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Basic Rent or Supplemental Rent, whether under the Operative Documents or otherwise, all of which shall also constitute Supplemental Rent.

     3.4 Method of Payment.  Each payment of Rent shall be made by the Lessee
         -----------------
to the Agent prior to 11:00 a.m., Houston, Texas time to the Lessor's account specified on Schedule IV to the Participation Agreement under the heading "Wire Transfer Instructions for Obligors" in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 11:00 a.m., Houston, Texas time on the date due shall for the purpose of Section 16.1 hereof, be deemed
                                              ------------
received on such day; provided, however, that for the purposes of the second
                      --------  -------
sentence of Section 3.3 hereof, such payments shall be deemed received on the
            -----------
next succeeding Business Day and, unless the Agent is otherwise able to invest or employ such funds on the date received, subject to interest at the Default Rate as provided in such Section 3.3.
                         -----------

                                  ARTICLE IV
                       QUIET ENJOYMENT; RIGHT TO INSPECT

     4.1 Quiet Enjoyment.  Subject to Sections 2.4, 2.5 and 4.2 hereof, and
         ---------------              ------------  ---     ---
subject to the rights of the Lessor contained in Article XVI hereof and the
                                                 -----------
other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy the Equipment for the Lease Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Effective Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's or Agent's rights otherwise to initiate legal action to enforce, the obligations of the Lessee under this Master Lease.

     4.2 Right to Inspect.  During the Lease Term, the Lessee shall upon
         ----------------
reasonable notice from the Lessor (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), permit the Lessor, the Financing Lenders, the Equity Lenders and their respective authorized representatives to inspect any of the Equipment subject to this Master Lease during normal business hours, provided that such inspections shall not unreasonably interfere with the Lessee's business operations.

                                   ARTICLE V
                             ABSOLUTE OBLIGATIONS

     5.1 Unconditional Net Lease.  This Master Lease shall constitute an
         -----------------------
absolute and unconditional net lease. Any present or future law to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, set-off, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any of the Equipment or any part thereof, or the failure of any of the Equipment to comply with all Requirements of Law and Equipment Legal Requirements, including any inability to occupy or use any of the Equipment by reason of such non-compliance; (ii) any damage to, loss or destruction of, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of, any of the Equipment or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of any of the Equipment or any part thereof including eviction; (iv) the interference with the Lessee's use of any of the Equipment by any private person, corporation, or governmental authority, or any defect in title to or rights to any of the Equipment or any Lien on such title or rights or on any of the Equipment (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor or any Lender; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, any Lender or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of the Lessee, the Lessor, any Lender or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any Lender, or any vendor, manufacturer, contractor of or for any of the Equipment; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Master Lease (other than performance by Lessor of its obligations set forth in Section
                                                                        -------
2.1 hereof), of any other Operative Document or of any other agreement; (ix) any
---
invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof, or the invalidity or unenforceability or lack of due authorization of this Master Lease, or any lack of right, power or authority of the Lessee or any other party to enter into this Master Lease; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of any of the Equipment or any part thereof; or (xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessor or any Lender. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents, and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

     5.2 No Termination or Abatement.  The Lessee shall remain obligated under
         ---------------------------
this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor or any Lender, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of the Lessor or any Lender or by any court with respect to the Lessor or any Lender. The Lessee hereby waives all rights
(i) to terminate or surrender this Master Lease (except as provided herein) or
(ii) to avail itself of any abatement, suspension, deferment, reduction, set-off, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease.

                                  ARTICLE VI
                                   SUBLEASES

     6.1 Subletting.  The Lessee may sublease any of the Equipment or any
         ----------
portion thereof to one or more of its Subsidiary Guarantors; provided, however,
                                                             --------  -------
that no sublease or other relinquishment of possession of any of the Equipment shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Master Lease as to the Equipment, or any portion thereof, so sublet. Each sublease or other permitted use of any of the Equipment shall expressly be made subject and subordinate to this Master Lease and to the rights of the Lessor and the Agent hereunder and under the other Operative Documents, and shall expressly provide for the immediate surrender of the related Equipment to the Lessor after notice from the Lessor to such sublessee of the occurrence of a Lease Event of Default hereunder and a request for such surrender. All such subleases shall expressly provide for automatic termination at or prior to the earlier to occur of (i) the Expiration Date or (ii) the date the Lease Term is earlier terminated in accordance with the provisions of this Master Lease or the other Operative Documents, unless the Lessee shall have purchased the Equipment pursuant to Article XVIII.
                                                      -------------
Notwithstanding anything contained herein to the contrary, neither the Lessee nor any Permitted User shall have any rights whatsoever to sublease or grant any right to use any of the Equipment to any Person except that Lessee may sublease the Equipment to, or permit the use thereof by, a Permitted User, and neither the Lessee nor any Permitted User shall have any right to assign any of its rights, title and interests under this Master Lease.

     6.2 Assignment of Subleases and Business Interruption Insurance to Lessor.
         ------------------------------------------------- -------------------
To secure the prompt and full payment by the Lessee of the Rent, the Lessee hereby assigns to the Lessor, subject to the conditions hereinafter set forth, all of the Lessee's right, title and interest in and to all subleases affecting any of the Equipment and all rents, issues and profits accruing thereunder, and all guarantees and security deposits with respect to such subleases, and the Lessee hereby confers, and, if requested by the Lessor, will cause each applicable Permitted User to confer, upon the Lessor, the Lenders and their respective agents and representatives, sufficient possession of the Equipment to permit and insure the collection by the Lessor of the rentals and other sums payable under such subleases; provided, however, that such assignment, although
                              --------  -------
presently effective, is given solely as security, and the Lessor hereby irrevocably waives the right to exercise the Lessor's rights pursuant to this

Section 6.2 until and unless a Lease Event of Default shall occur and be
-----------
continuing. The Lessee hereby irrevocably directs and, if requested by the Lessor, will cause each Permitted User to pay to the Lessor the rentals or other sums payable under its sublease in accordance with the Master Lease when, as and if directed to do so by the Lessor in a written notice to such Permitted User in which the Lessor shall certify that a Lease Event of Default shall have occurred and be continuing under this Master Lease. The Lessee hereby irrevocably notifies and directs each Permitted User to pay such amounts to the Lessor in the event such Permitted User receives any such notice from the Lessor, and the Lessee hereby irrevocably waives, any claims for nonpayment of such rentals or other sums that might arise as a result of such payments to the Lessor.

                                  ARTICLE VII
                            LESSEE ACKNOWLEDGMENTS

     7.1 Condition of the Equipment.  WITHOUT LIMITATION OF SECTION 2.4 HEREOF,
         --------------------------                         -----------
THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO THE EQUIPMENT, THE LESSEE IS SOLELY RESPONSIBLE UNDER THE TERMS OF THIS MASTER LEASE FOR THE MERCHANTABILITY, FITNESS, OPERATION, REPAIR, PERFORMANCE, SERVICING AND MAINTENANCE OF THE EQUIPMENT. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH ITEM OF EQUIPMENT "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, THE FINANCING LENDERS OR THE EQUITY LENDERS AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW AND EQUIPMENT LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF OR ON THE EFFECTIVE DATE FOR SUCH ITEM OF EQUIPMENT. NONE OF THE LESSOR, THE FINANCING LENDERS OR THE EQUITY LENDERS HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN THE LESSOR FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY OF THE EQUIPMENT (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT (OR ANY PART THEREOF) AND NONE OF THE LESSOR, THE FINANCING LENDERS OR THE EQUITY LENDERS SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF ANY OF THE EQUIPMENT, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW OR EQUIPMENT LEGAL REQUIREMENT.

     7.2 Risk of Loss.  During the Lease Term the risk of loss of or decrease
         ------------
in the enjoyment and beneficial use of the Equipment as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

                                 ARTICLE VIII
                   POSSESSION AND USE OF THE EQUIPMENT, ETC.

     8.1 Use of the Equipment.  The Equipment shall be used solely in the
         --------------------
businesses operated by the Lessee and the Subsidiary Guarantors and only in the manner for which such Equipment was designed and intended so as to subject it only to ordinary wear and tear. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Equipment as contemplated by this Master Lease. The Lessee shall not commit or permit any waste or deterioration of the Equipment or any part thereof (other than ordinary wear and tear) and shall perform all scheduled maintenance on a basis no less frequent than the scheduling basis employed by the Lessee for similar equipment owned or operated by the Lessee or its Affiliates.

     8.2 Compliance with Requirements of Law, Equipment Legal Requirements and
         ---------------------------------------------------------------------
Insurance Requirements.  Subject to the terms of Article XII hereof relating to
----------------------                           -----------
Permitted Contests, the Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Hazardous Materials Laws), Equipment Legal Requirements and Insurance Requirements relating to the Equipment, including the use, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX
                                                            ----------
hereunder, whether or not compliance therewith shall require structural or extraordinary changes in the Equipment or interfere with the use and enjoyment of the Equipment, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the use, maintenance and operation of the Equipment and for the use, operation, maintenance, repair and restoration of the Equipment.

     8.3 Assignment by Lessee.  The Lessee may not assign this Master Lease or
         --------------------
any of its rights or obligations hereunder in whole or in part to any Person, except that the Lessee may sublease any of the Equipment or portion thereof as permitted under Section 6.1 of this Master Lease.
                -----------

     8.4 Permitted Users.  So long as no Lease Event of Default shall exist and
         ---------------
subject to the terms and provisions of this Master Lease and the other Operative Documents and the rights of the Lessor, the Agent, and the Lenders hereunder and thereunder, any Permitted User may use (but not acquire any interest in) any of the Equipment in accordance with the terms of this Master Lease; provided, that
                                                                 --------
the rights of each Permitted User in the Equipment are and shall at all times be subject and subordinate to all of the rights and remedies of the Lessor, the Agent, and the Lenders hereunder and under the other Operative Documents. All rights of any Permitted User in and to the Equipment shall automatically cease and terminate on the Expiration Date or pursuant to the Lessor's exercise of any of its rights and remedies hereunder.

     8.5 Location of Equipment.  The Lessee and each Permitted User shall keep
         ---------------------
each item of the Equipment strictly at the location specified on Exhibit "A",
                                                                 -----------
attached hereto (being its present location), and shall not move or otherwise relocate any item of the Equipment without the express written consent of the Agent and the Equity Lenders.

                                  ARTICLE IX
                        MAINTENANCE AND REPAIR; RETURN

     9.1 Maintenance and Repair; Return.
         ------------------------------

         (a) The Lessee, at its sole cost and expense, shall maintain each item of the Equipment in good condition (ordinary wear and tear from proper use alone excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law, Equipment Legal Requirements and Insurance Requirements and on a basis consistent with the operation and maintenance of first-class envelope and commercial printing equipment comparable to the Equipment and in no event less than the standards applied by the Lessee in the operation and maintenance of other comparable equipment owned or leased by the Lessee or its Affiliates.

         (b) The Lessor shall under no circumstances be required to make any repairs, replacements, alterations or renewals of any nature or description to any of the Equipment, make any expenditure whatsoever in connection with this Master Lease (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement) or maintain any of the Equipment in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, rebuild or replace all or any part of any of the Equipment or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Equipment Legal Requirement, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

         (c) The Lessee shall, upon the Expiration Date or earlier termination of this Master Lease (other than as a result of the Lessee's purchase of the Equipment from the Lessor as provided herein), return and surrender the Equipment to the Lessor in the same condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use thereof alone excepted, free of any Hazardous Materials that may have a material adverse affect on the value of the Equipment, and free and clear of any Liens whatsoever other than Lessor Liens, complying with the Lessee's obligations under Sections 8.2, 9.1(a), 10.1, 11.1, 14.1(e), 14.2 and 20.1 of this
           ------------  ------  ----  ----  -------  ----     ----
     Master Lease.

     9.2 Return of the Equipment.  As a condition to the consummation of the
         -----------------------
sale of the Equipment pursuant to the Remarketing Option, the Lessee shall, at its expense:

         (a)   At least ninety (90) days and not more than one hundred twenty
     (120) days prior to the Expiration Date or earlier termination of this Master Lease, cause a manufacturer's representative or a qualified equipment maintenance provider, acceptable to the Lessor, to perform (i) a comprehensive physical inspection of all the components and capabilities of the Equipment (including but not limited to sensors, motors, controls, lubrication systems, and all hydraulic, electrical and mechanical controls and switches); (ii) a testing of software and a testing and examination of printed material coming off the press for its salability; and (iii) a review of the maintenance records including but not limited to lubrication, schedules, rollers resurfaced, blankets changed, etc. The inspection on each piece of the Equipment shall verify and certify that the Equipment can perform at its original performance specifications with regard to speed, register control and quality of printed matter. If during such inspection, examination and test, the authorized inspector finds any of the material or workmanship to be defective or the Equipment not operating within manufacturer's specifications, then the Lessee shall repair or replace such defective material and, after corrective measures are completed, the Lessee shall provide for a follow-up inspection by the authorized inspector for the purposes of certifying the Equipment's performance capabilities as outlined above;

         (b) ensure that all of the Equipment and the operations thereof conform to all applicable local, state, and federal laws, and health and safety guidelines, including without limitation those prescribed by the Occupational Safety and Health Act;

         (c) provide for the de-installation, packing, transporting to any location(s) within the continental United States, all of which shall include, but not be limited to the following: the manufacturer's representative de-installing all of the Equipment (including all wire, cable and mounting hardware and software) in accordance with the specifications of the manufacturer, the Equipment being removed by a licensed and insured erector/rigger who specializes in printing equipment removal and crating of the Equipment, and shall be performed in a prescribed manner, including proper marking and labeling of electrical wires connections and components; and

         (d) provide insurance and safe, secure storage for the Equipment for sixty (60) days after the Expiration Date or earlier termination of this Master Lease at accessible location(s) satisfactory to the Lessor.

                                   ARTICLE X
                              MODIFICATIONS, ETC.

     10.1 Modifications, Substitutions and Replacements.  The Lessee, at its
          ---------------------------------------------
sole cost and expense, may at any time and from time to time make alterations, improvements and additions to any item of the Equipment or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:
                         -------------    --------  -------

          (a) except for any Modification required to be made pursuant to a Requirement of Law or Equipment Legal Requirement (a "Required
                                                           --------
     Modification"), no Modification shall materially adversely affect the
     ------------
     present or residual fair market value or useful life of the Equipment or any part thereof from that which existed immediately prior to such Modification;

          (b)  the Modification shall be done in a good and workmanlike manner;

          (c) the Lessee shall comply in all material respects with all Requirements of Law (including all Hazardous Materials Laws), Equipment Legal Requirements and Insurance Requirements applicable to the Modification;

          (d)  subject to the terms of Article XII relating to Permitted
                                       -----------
     Contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within ten (10) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification;

          (e)  such Modifications shall comply with Sections 8.2 and 9.1(a); and
                                                    ------------     ------

          (f) written notice of each such Modification of any material nature shall be given, prior to the making of such Modification, to the Agent and the Equity Lenders, setting forth in reasonable detail the nature and cost thereof.

All Modifications shall remain part of the Equipment and shall be subject to this Master Lease and title thereto shall immediately vest in the Lessor.

                                  ARTICLE XI
                         PROTECTION OF TITLE BY LESSEE

     11.1 Prohibition on Liens.
          --------------------

          (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to Permitted Contests, the
                             -----------
     Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than any Lessor Lien and Permitted Property Liens), upon any of the Equipment or any Modifications or any Lien with respect to the Rent or with respect to any amounts held by the Lessor or the Lenders pursuant to the Loan Agreement or the other Operative Documents.

          (b) Nothing contained in this Master Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any of the Equipment or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF THE LESSOR OR THE LENDERS IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE EQUIPMENT OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR OR ANY LENDER IN AND TO ANY OF THE EQUIPMENT.


                                  ARTICLE XII
                              PERMITTED CONTESTS

     12.1 Permitted Contests in Respect of Applicable Law.
          -----------------------------------------------

          (a) If, to the extent and for so long as (i) a test, challenge, appeal or proceeding for review of any Applicable Law relating to any of the Equipment shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (ii) compliance with such Applicable Law shall have been excused or exempted by a valid waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor, the Financing Lenders and the Equity Lenders, involve (A) any risk of criminal liability being imposed on the Lessor, any Financing Lender, any Equity Lender or any item of the Equipment or (B) any risk of (1) foreclosure, forfeiture or loss of such item of the Equipment, or any material part thereof, or (2) the nonpayment of Rent or (C) any risk of (1) the sale of, or the creation of any Lien on, any part of such item of the Equipment, (2) civil liability being imposed on the Lessor, any Financing Lender, any Equity Lender or such item of the Equipment, or (3) enjoinment of, or interference with, the use, possession or disposition of such item of the Equipment in any material respect. Notwithstanding the foregoing, the Lessee shall have no right of contest under the provisions of this Section 12.1 upon any return or Remarketing of
                                  ------------
     the Equipment pursuant to this Master Lease.

          (b) The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law
                      ------------
     requires that such proceedings be brought by or in the name of the Lessor; and in that event, the Lessor will join in the proceedings or permit such proceedings or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option and
     (ii) the Lessee pays all related expenses and indemnifies the Lessor and the Lenders to the satisfaction of the respective Indemnitees.

                                 ARTICLE XIII
                                  INSURANCE

     13.1 Public Liability and Workers Compensation Insurance.
          ---------------------------------------------------

          (a) During the Lease Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property arising or resulting from the use, ownership or operation of any of the Equipment and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar equipment, but in any case shall provide liability coverage of at least $5,000,000 per person and $2,000,000 for property damage per occurrence, subject to a $10,000,000 annual aggregate. Such insurance shall be on terms, in amounts and with insurers that are no less favorable than insurance maintained by the Lessee or such Affiliates with respect to similar equipment that they own and that are in accordance with normal industry practice. The policy shall be endorsed to name the Lessor, the Agent and each Lender as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, or any Lender may have in force.

          (b) The Lessee shall, in the operation of the Equipment, comply with the applicable workers' compensation laws.

     13.2 Hazard and Other Insurance.  During the Lease Term, the Lessee shall
          --------------------------
keep, or cause to be kept, each item of the Equipment insured against loss or damage by fire, earthquake, flood and other risks on terms and in amounts that are no less favorable than insurance covering other similar equipment owned by the Lessee or its Affiliates and, in any event, in an amount not less than full replacement value and that are in accordance with the insurance coverage set forth on Exhibit "B", attached hereto; provided, that such insurance shall
         ----------
separately cover each item of the Equipment, shall be "all risk" property insurance, and shall be in an amount not less than the Purchase Price paid by Lessor to Lessee for each such item of the Equipment. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto are (i) less than or equal to $100,000, in the absence of the occurrence and continuance of an Event of Default, shall be paid to the Lessee for application in accordance with Article XIV and (ii) greater than $100,000, shall be adjusted
                -----------
jointly by the Lessee and the Lessor (unless an Event of Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by the Lessor) and held by the Lessor for application in accordance with Article XIV.
                                                                  -----------

     13.3 Insurance Coverage.
          ------------------

          (a) The Lessee shall furnish the Lessor and each Lender with certificates showing the insurance required under Sections 13.1 and 13.2
                                                       -------------     ----
     hereof to be in effect and naming the Lessor, the Agent and each Lender as additional insureds with respect to liability coverage (excluding worker's compensation insurance), naming the Agent, the Lessor and the Lessee as their interests may appear with respect to casualty coverage and naming the Agent as loss payee with respect to casualty coverage and showing the loss payee endorsement required by Section 13.3(b) of this Master Lease with
                                   ---------------
     respect to such coverage. All such insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for no less than thirty (30) days, advance written notice by the insurer to the Lessor and each additional insured and loss payee in the event of cancellation or reduction of such insurance. In addition, the Lessee shall cause the Lessor, the Agent and each Lender to be named as additional insureds under each liability policy maintained hereunder.


          (b) The Lessee agrees that the insurance policy or policies required by Section 13.2 above shall include an appropriate clause pursuant to which
        ------------
     such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, the Agent, the Financing Lenders and the Equity Lenders, and their respective rights under and interests in said policies, shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in any of the Equipment. The Lessee hereby waives any and all such rights against the Lessor, the Financing Lenders and the Equity Lenders to the extent of payments made under such policies.

          (c) The Lessee may self insure (including by way of deductibles) with respect to damage, casualty coverage and liability coverage to the extent provided under, and in a manner consistent with, the Lessee's comprehensive all-risk policy and risk management program in effect from time to time.

          (d) The Lessee shall pay as they become due all premiums for the insurance required by Sections 13.1 and 13.2 above, and shall renew or
                           -------------     ----
     replace each policy prior to the expiration date thereof. Throughout the Lease Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and each Lender certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the
                                         ------------
     Lessee and is in effect.

                                  ARTICLE XIV
               CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

     14.1 Casualty and Condemnation.
          -------------------------

          (a)  Subject to the provisions of this Article XIV, (i) if all or a
                                                 -----------
     portion of any of the Equipment is damaged or destroyed in whole or in part by a Casualty (other than a Significant Casualty), any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Lessor or the Agent, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of such item of the Equipment and (ii) if the use of, access to, or possession of, or title to, all or a portion of any of the Equipment is the subject of a Condemnation (other than a Significant Condemnation), then any award or compensation relating thereto shall be paid to the Lessee; provided, however, that, in
                                                   --------  -------
     each case, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent, and shall be paid over by the Lessee to the Agent to be distributed by the Agent in accordance with the Loan Agreement. All amounts held by or payable to the Agent when a Lease Event of Default exists hereunder on account of any compensation or insurance proceeds shall at the option of the Agent either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with clause (d) of this Section 14.1, or (ii) applied to the Lease Balance.
     ----------         ------------

          (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Agent's request, and at the Lessee's sole cost and expense, the Agent may participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Master Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

          (c) If the Lessor or the Lessee shall receive notice, or if a Responsible Officer of Lessee has actual knowledge, of a Casualty or of an actual, pending or threatened Condemnation affecting any of the Equipment or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

          (d)  If pursuant to this Section 14.1 and Section 15.1 this Master
                                   ------------     ------------
     Lease shall continue in full force and effect following a Casualty or Condemnation with respect to any of the Equipment, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such item of the Equipment in accordance with this clause (d), the
                                                                ----------
     Lessee shall pay the shortfall), promptly (and in any event prior to any Termination Date or Expiration Date) and diligently repair any damage to such Equipment caused by such Casualty or Condemnation in conformity with the requirements of Sections 9.1 and 10.1 so as to restore such item of the
                         ------------     ----
     Equipment to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modification as the Lessee may elect in accordance with Section 10.1. In
                                                             ------------
     such event, title to such Equipment shall remain with the Lessor subject to the terms of this Master Lease. Upon completion of such restoration, the Lessee shall furnish the Lessor a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

          (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its
                                         -----------
     obligations and pay any amounts due on the Expiration Date or otherwise pursuant to this Master Lease. Notwithstanding anything contained herein to the contrary, in the event that a Casualty or Condemnation shall exist on the Expiration Date, all amounts payable with respect thereto shall be paid to the Agent to be disbursed by the Agent to the Lenders in accordance with the terms of the Loan Agreement.

          (f)  Subject to the provisions hereof, any Excess
     Casualty/Condemnation Proceeds received by the Agent in respect of a Casualty shall be turned over to the Lessee.

     14.2 Environmental Matters.  Promptly upon the Lessee's knowledge of the
          ---------------------
existence of an Environmental Violation that could have a material and adverse effect with respect to any of the Equipment, the Lessee shall notify the Agent in writing of such Environmental Violation. If the Lessor elects not to terminate this Master Lease with respect to such Equipment pursuant to Section
                                                                       -------
15.1, at the Lessee's sole cost and expense, the Lessee shall promptly and
----
diligently comply with all Applicable Law and commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with Section 8.2 and the requirements of
                                           -----------
all applicable Hazardous Materials Laws. The Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Hazardous Materials Laws referred to in Section 8.2
                                                                 -----------
hereof. Each such Environmental Violation shall be remedied prior to the Expiration Date unless each item of the Equipment with respect to which an Environmental Violation has occurred but has not been remedied has been purchased by the Lessee in accordance with Sections 18.1 or 18.2. Nothing in
                                           -------------    ----
this Article XIV shall reduce or limit the Lessee's obligations under Sections
     -----------                                                      --------
12.1, 12.2 or 12.3 of the Participation Agreement.
----  ----    ----

     14.3 Notice of Environmental Matters.  Promptly, but in any event within
          -------------------------------
sixty (60) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any pending or threatened Claim, action or proceeding involving any Hazardous Materials Laws or any Release on or in connection with any of the Equipment that could have a material and adverse effect in connection with any of the Equipment or creates any risk of liability upon the Agent or any Lender or any Lien upon any of the Equipment. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within sixty (60) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation which could have a material and adverse effect in connection with any of the Equipment. The Lessee shall also promptly provide such detailed reports of any such material environmental Claims as may reasonably be requested by the Lessor, any Financing Lender or any Equity Lender. In the event that the Lessor receives written notice of any pending or threatened Claim, action or proceeding involving any Hazardous Materials Laws or any Release on or in connection with any of the Equipment, the Lessor shall promptly give notice thereof to the Lessee.

                                  ARTICLE XV
                             TERMINATION OF LEASE

     15.1 Partial Termination upon Certain Events.  If any Significant Casualty
          ---------------------------------------
or Condemnation, or material and adverse Environmental Violation as specified in

Section 14.2, occurs with respect to any of the Equipment, and the Lessor shall
------------
have given written notice (a "Termination Notice") to the Lessee that, as a
                              ------------------
consequence of such event, this Master Lease is to be terminated with respect to such Equipment, then the Lessee shall be obligated to purchase the Lessor's interest in such affected Equipment on or prior to the next occurring Payment Date by paying the Lessor an amount equal to the Equipment Balance for such affected Equipment. The portion of the Equipment Balance allocated to each item of the Equipment shall be as set forth on Exhibit "B", attached hereto.
                                          ----------

     15.2 Partial Termination Procedures.  On the date of the payment by the
          ------------------------------
Lessee of the Equipment Balance with respect to any of the Equipment in accordance with Section 15.1 (such date, the "Partial Termination Date"), this
                ------------                  ------------------------
Master Lease shall terminate with respect to such Equipment and, concurrent with the Lessor's receipt of such payment,

          (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a bill of sale with respect to such Equipment, without recourse, representation or warranty of any kind whatsoever, and with the disclaimers set forth in Section 2.4
                                                                -----------
     hereof, in each case in conformity with local custom and free and clear of the Lien of the Lessor First Security Agreement and the Lessor Second Security Agreement, and any Lessor Liens attributable to the Lessor;

          (b) such item of the Equipment shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition subject to each of the disclaimers set forth in Section 2.4 hereof; and
                                                     -----------

          (c) any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Master Lease with respect to such item of the Equipment theretofore received by the Agent shall be applied against sums due hereunder and any remaining balance shall be paid to the Lessee provided that no Lease Event of Default is then existing.

                                  ARTICLE XVI
                               EVENTS OF DEFAULT

     16.1 Lease Events of Default.  The occurrence of any one or more of the
          -----------------------
following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of
                                                             --------------
Default":
-------

          (a) the Lessee shall fail to make payment of (i) any Basic Rent within five (5) days after the same has become due and payable or (ii) any Equipment Balance, Purchase Option Price, Loan Balance or Lease Balance, including, without limitation, amounts due pursuant to Sections 15.1, 18.1,
                                                            -------------  ----
     18.2, 18.3 or 20.1, on the date due therefor; or
     ----  ----    ----

          (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section)
                                                  ----------
     payable within five (5) days after receipt of notice thereof; or

          (c)  the Lessee shall fail to maintain insurance as required by
     Article XIII of this Master Lease; or
     ------------

          (d) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Master Lease, the Participation Agreement or any other Operative Document to which it is a party other than those described in clauses (a), (b) or (c) of this Section 16.1, or in
                        -----------  ---    ---         ------------
     Articles XX and XXI hereof, or any Subsidiary Guarantor shall fail to
     -----------     ---
     observe or perform any term, covenant or condition applicable to it under the Participation Agreement (exclusive of defaults under the Guaranty) and, in each such case, such failure shall have continued for thirty (30) days after the earlier of (i) delivery to the Lessee or such Subsidiary Guarantor, as applicable, of written notice thereof from the Lessor or (ii) a Responsible Officer of the Lessee or such Subsidiary Guarantor, as applicable, shall have knowledge of such failure; or

          (e) any representation or warranty made by the Lessee, Holdings, or any Subsidiary Guarantor in any of the Operative Documents to which it is a party shall have been inaccurate in any material respect at the time made; or

          (f) a default by the Lessee or any other Guarantor beyond any applicable grace period shall have occurred and be continuing under the Guaranty; or

          (g) any Operative Document to which the Lessee or any other Guarantor is a party or any Lien granted under any such Operative Document shall, in whole or in part, terminate, cease to be effective against, or cease to be the legally valid, binding and enforceable obligation of, the Lessee or any such other Guarantor, as the case may be; or

          (h) the Lessee or any other Guarantor shall directly or indirectly contest in any manner the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document, or the Lessee or any other Guaranty shall repudiate, or purport to discontinue or terminate, the Guaranty; or

          (i) an Event of Default (as defined in the Credit Agreements) shall have occurred and be continuing under any Credit Agreement.

     16.2 Remedies.  Upon the occurrence of any Lease Event of Default and at
          --------
any time thereafter, the Agent, as agent for the Lenders, may, with the consent of the Required Equity Lenders and shall, at the direction of the Required Equity Lenders, so long as such Lease Event of Default is continuing, do one or more of the following as the Agent in its sole discretion shall determine (in accordance with such consent or direction), without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Equipment as set forth in Section 18.3):
             ------------

          (a) The Agent may, by notice to the Lessee, rescind or terminate this Master Lease as to any item of the Equipment or all of the Equipment as of the date specified in such notice; however, (i) no reletting or taking of possession of any of the Equipment (or any portion thereof) by the Agent will be construed as an election on the Agent's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting or taking of possession, the Agent may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default and (iii) no act or thing done by the Agent or any of its agents, representatives or employees and no agreement accepting a surrender of the Equipment shall be valid unless the same be made in writing and executed by the Agent;

         (b) The Agent may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Agent, return any of the Equipment promptly to the Agent in the manner and condition required by, and otherwise in accordance with all of the provisions of Articles VII and IX and Section 8.2 hereof as if such
                       ------------     --     -----------
     item of the Equipment were being returned at the end of the Lease Term, and the Agent shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Agent may have for possession of any of the Equipment, and to the extent and in the manner permitted by Applicable Law, take immediate possession of (to the exclusion of the Lessee) such Equipment and remove such Equipment from the premises where it is located, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to the Equipment caused by such taking or otherwise and, in addition to the Agent's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Agent, the Financing Lenders and/or the Equity Lenders in connection with any reletting or disposition, including without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Agent;

          (c) The Agent may (i) declare an amount equal to the sum of Loan Balance as of the date of such declaration, together with all other accrued Obligations of the Lessor and the Lessee to the Lenders under the Operative Documents, to be immediately due and payable; and/or (ii) sell all or any part of any one or more items of the Equipment at public or private sale, as the Agent may determine, free and clear of any rights of the Lessee (except that Excess Sales Proceeds are payable to and shall be paid to the Lessee) with respect thereto (except to the extent required by clause (iii)
                                                                    ------------
     below if the Agent shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and/or (iii) if the Agent shall so elect, demand that the Lessee pay to the Agent, and the Lessee shall pay to the Agent, on the date of such sale, in lieu of Basic Rent accruing and due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale), an amount equal to (A) the excess, if any, of (1) the Lease Balance calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Agent or any Lender(s) incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs), to the extent received by the Agent in good, collected and indefeasible funds; plus (B) interest at the Default Rate on the foregoing amount from such Payment Date until the date of payment;

          (d) The Agent may, at its option, elect not to terminate this Master Lease with respect to the Equipment and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Agent on behalf of the Lessor pursuant to the Assignment of Lease and Rent (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed. In addition, at the option of the Agent, upon any abandonment of any of the Equipment by the Lessee or repossession of same by the Agent, the Agent may, in its sole and absolute discretion, elect not to terminate this Master Lease and may make the necessary repairs in order to relet such Equipment, and relet the Equipment or any part thereof for such term or terms (which may be for a long term extending beyond the Lease Term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as the Agent in its reasonable discretion may deem advisable. Upon each such reletting all net rentals actually received by the Agent from such reletting in good, collected and indefeasible funds shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Agent may elect in the Agent's sole and absolute discretion. If such net rentals received from such reletting during any period in good, collected and indefeasible funds are less than the Rent with respect to such item of the Equipment to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Agent, to the Agent on the next Payment Date;

          (e) Unless all of the Equipment has been sold in its entirety, the Agent may, whether or not the Agent shall have exercised or shall thereafter at any time exercise any of its rights under clauses (b), (c) or
                                                             -----------  ---
     (d) of this Section 16.2 with respect to any of the Equipment or any
     ---         ------------
     portions thereof, demand, by written notice to the Lessee specifying a date (a "Termination Date") not earlier than twenty (20) days after the date of
         ----------------
     such notice, that the Lessee purchase, on such Termination Date, all unsold Equipment and all unsold portions of the Equipment for an amount equal to the Lease Balance in accordance with the provisions of Section 18.2;
                                                            ------------
          (f) The Agent may exercise any other right or remedy that may be available to it under Applicable Law (including, without limitation, under Article 9 of the Uniform Commercial Code), or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Agent's right to collect any such damages for any subsequent period(s), or the Agent may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

          (g) The Agent may retain and apply against the Lease Balance all sums which the Agent would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease or any of the other Operative Documents;

          (h) The Agent, as a matter of right and without notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of any of the Equipment, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Agent in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of such item of the Equipment unless such receivership is sooner terminated; or

          (i) The Agent shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by security agreement, pledge, lien, assignment or otherwise.

Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Agent's right to realize upon or enforce any other security now or hereafter held by the Agent, it being agreed that the Agent shall be entitled to enforce this instrument and any other security now or hereafter held by the Agent in such order and manner as the Agent may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Agent is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Agent or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent. In no event shall the Agent, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Agent, or the appointment of a receiver and the repossession by such receiver of all or any part of the Equipment), be deemed a "mortgagee in possession," and the Agent shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          (k) Without limitation of the foregoing, at the direction of either the Required Equity Lenders or the Required Financing Lenders, the Agent may, on behalf of the Lessor, demand the purchase of the Equipment by the Lessee pursuant to Section 18.3 of this Master Lease.
                        ------------

If, pursuant to the exercise by the Agent of its remedies pursuant to this
Section 16.2, the Lease Balance and all other amounts due and owing from the
------------
Lessee under this Master Lease and the
other Operative Documents have been paid in full, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor.

     16.3 Waiver of Certain Rights.  If this Master Lease shall be terminated
          ------------------------
pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by
            ------------
law, (a) any notice of repossession or the institution of legal proceedings to obtain repossession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting the Lessee from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI; and (e) to the
                                                  -----------
maximum extent permitted by law, the Lessee hereby further waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of any Equipment or any interest therein.

     16.4 Security Interest and Foreclosure.
          ---------------------------------

          (a) The Lessee hereby grants to the Lessor a security interest in and to all of the Equipment, together with (i) all other items of equipment hereafter made part of the Collateral hereunder, wherever located, whether now owned or existing or hereafter owned, existing, acquired or arising, and whether in the Lessee's, the Agent's, any Lender's or any other person's or entity's possession or control, including, without limitation, all Substituted Equipment under Section 6.3 of the Participation Agreement,
                                     -----------
     (ii) all apparatus, warranties, guaranties, contract rights, claims, intangible rights relating thereto, (iii) all Modifications, accessories, replacements, and substitutions therefor, (iv) all general intangibles arising therefrom or in connection therewith, (v) all proceeds therefrom, and (vi) all other property which the Lessee may hereafter become entitled to receive on account of the Equipment (collectively, the "Collateral"), to
                                                                ----------
     secure the payment of the Equipment Balance and all other amounts payable hereunder and under the Operative Documents in connection therewith. Upon the occurrence of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell such Collateral at the time and place of sale fixed by the Lessor in such notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Without limitation of the foregoing, the Lessor shall have all of the rights, remedies and recourses with respect to the Equipment afforded a secured party by the Uniform Commercial Code of the State of Texas and of each state in which the Equipment is situated; and such rights, remedies and recourses shall be in addition to, and not in limitation of, all other rights, remedies and recourses afforded by this Master Lease and the Operative Documents and at law and in equity. Additionally, upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Collateral, or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Equipment, or for the enforcement of any other appropriate legal or equitable remedy.

          (b) The Lessee shall execute and deliver to the Lessor, in form and substance satisfactory to the Lessor, such financing statements and further assurances as the Lessor may, from time to time, consider reasonably necessary to create, perfect and preserve the Lessor's security interest in the Collateral hereunder, and the Lessor may cause such statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Pursuant to the Uniform Commercial Code of the State of Texas and of each state in which the Equipment is situated, this Master Lease shall be effective as a Financing Statement. The address of the Lessor, as Secured Party, and the Lessee, as Debtor, are as set forth herein. The security interest herein granted shall not obligate the Agent, any Lender or the Lessor in any manner whatsoever with respect to the Equipment or other Collateral, or require the Agent, any Lender or the Lessor to take any other action, incur any expenses or perform or discharge any obligation, duty or liability whatsoever. Upon any Lease Event of Default, at the request of the Lessor, the Lessee shall gather all of the Equipment at a location designated by the Lessor for sale pursuant to the terms hereof. Within ten (10) days following the Lessee's receipt of written request from the Lessor, the Lessee shall prepare and deliver to the Lessor a written inventory specifically listing all of the Collateral, which inventory shall be certified by a Responsible Officer of the Lessee as being true, correct and complete.

                                 ARTICLE XVII
                            LESSOR'S RIGHT TO CURE

     17.1 The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor
          ------------------------------------------------------
and/or the Agent, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Article XIII, and may, to the fullest extent permitted by law, and
------------
notwithstanding any right of quiet enjoyment in favor of the Lessee, repossess any of the Equipment for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such repossession shall be deemed a termination of this Master Lease. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Default Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor or the Agent, as the case may be, as Supplemental Rent.

                                 ARTICLE XVIII
                              PURCHASE PROVISIONS

     18.1 Option to Purchase all of the Equipment.  Subject to the conditions
          ---------------------------------------
contained herein, and without limitation of the Lessee's purchase obligation pursuant to Sections 18.2 or 18.3, the Lessee shall have the option on any
            -------------    ----
Business Day to purchase all, but not less than all, of the Equipment subject to this Master Lease at a price equal to the Lease Balance on the date of such purchase. The Lessee's exercise of its option pursuant to this Section 18.1
                                                                ------------
shall be subject to the following conditions:

     (i) the Lessee shall have delivered a Purchase Notice to the Lessor not less than ten (10) days prior to such purchase, specifying the date of such purchase; and

     (ii) no Lease Event of Default shall have occurred and be continuing.

If the Lessee exercises its option pursuant to this Section 18.1 then, upon the
                                                    ------------
Lessor's receipt of all amounts due in connection therewith, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to all of the Equipment in accordance with the procedures set forth in Section 21.1(a) hereof, such transfer to be effective as of the date
         ---------------
specified in the Purchase Notice.

     18.2 Expiration Date Purchase Obligation.  Unless (a) the Lessee shall have
          -----------------------------------
properly exercised its option pursuant to Section 18.1 and purchased all of the
                                          ------------
Equipment pursuant thereto, or (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of clauses (a)
                                                                     -----------
through (l) of Section 20.1 hereof and the Lessor shall have sold its interest
        ---    ------------
in all of the Equipment pursuant thereto, then, subject to the terms, conditions and provisions set forth in this Article XVIII, and in accordance with the terms
                                 -------------
of Section 21.1(a) hereof, the Lessee shall purchase from the Lessor, and the
   ---------------
Lessor shall convey to the Lessee, on the Expiration of the Lease Term all of the Lessor's interest in all of the Equipment for an amount equal to the Lease Balance. The Lessee may designate, in a notice given to the Lessor not less than ten (10) days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided,
                                                                 --------
however, that such designation of a transferee or transferees shall not cause
-------
the Lessee to be released, fully or partially, from any of its obligations under this Master Lease; including, without limitation, the obligation to pay the Lessor the Lease Balance on such Expiration Date, nor shall such designation convey or be deemed to convey to such designee any rights, title, interest or Claim against or with respect to any of the Equipment.

     18.3 Acceleration of Purchase Obligation.
          -----------------------------------

          (a) The Lessee shall be obligated to purchase for an amount equal to the Lease Balance, the Lessor's interest in all of the Equipment (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 18.1) (i) automatically and without notice upon the
                 -------------
     occurrence of any Lease Event of Default specified in clauses (h) or (i) of
                                                           -----------    ---
     Section 11.1 of the Mail-Well Credit Agreement and (ii) as provided for at
     ------------
     Section 16.2(e) immediately upon written demand of the Lessor upon the
     ---------------
     occurrence of any other Lease Event of Default.

          (b) The Lessee shall be obligated to purchase for an amount equal to the Lease Balance (including without limitation all other amounts owing in respect of Rent, including Supplemental Rent, theretofore accruing), immediately upon written demand of the Lessor, the Lessor's interest in all of the Equipment at any time during the Lease Term when (i) the Lessor ceases to have title as contemplated by Section 11.1 or (ii) any related
                                             ------------
     Operative Document to which the Lessee is a party shall cease to be in full force and effect, or shall cease to give the Lenders the Liens, rights, powers and privileges purported to be created thereby.

          (c)  Any purchase under this Section 18.3 shall be in accordance with
                                       ------------
     Article XXI.
     -----------

                                  ARTICLE XIX
                                  INDEMNITIES

     19.1 GENERAL INDEMNITY.  THE LESSEE HEREBY ASSUMES AND AGREES TO INDEMNIFY,
          -----------------
PROTECT, SAVE, AND KEEP HARMLESS THE LESSOR, THE LENDERS AND THEIR RESPECTIVE AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, INJURIES, CLAIMS, ALLEGATIONS, DEMANDS, EXPENSES, INCLUDING LEGAL EXPENSES, OR LIABILITIES, INCLUDING NEGLIGENCE, TORT AND STRICT LIABILITY, OF WHATSOEVER KIND AND NATURE, IN ANY WAY RELATING TO, OR ARISING OR ALLEGED TO ARISE ON ACCOUNT
OF: (I) THE PURCHASE, POSSESSION, MAINTENANCE, STORAGE, USE, CONDITION (INCLUDING WITHOUT LIMITATION, LATENT AND OTHER DEFECTS AND WHETHER OR NOT DISCOVERABLE BY THE LESSOR, THE LESSEE OR ANY LENDER, AND ANY CLAIM FOR PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT) OR OPERATION OF ANY ITEM OF THE EQUIPMENT, WHETHER ARISING PRIOR TO, DURING OR AFTER THE LEASE TERM WITH RESPECT TO ALL OR ANY PART OF THE EQUIPMENT; (II) ANY CLAIMS BASED ON LIABILITY IN TORT, NEGLIGENCE, NUISANCE, TRESPASS, WASTE, STRICT LIABILITY, OR BREACH OF WARRANTIES; (III) ANY INJURY TO OR DEATH OF ANY PERSON OR ANY DAMAGE TO OR LOSS OF PROPERTY ON OR NEAR THE EQUIPMENT; (IV) ANY VIOLATION BY LESSEE OF ANY PROVISION OF THIS MASTER LEASE, ANY DOCUMENT MATERIAL THERETO (THE "RELATED
                                                                    -------
DOCUMENTS") OR OF ANY AGREEMENT, APPLICABLE LAW, RULE, REGULATION, ORDINANCE OR
---------
RESTRICTION AFFECTING OR APPLICABLE TO THE LESSEE, THE LESSOR (WITH RESPECT TO THE EQUIPMENT), ANY OF THE EQUIPMENT OR THE LEASING, OWNERSHIP, USE, REPLACEMENT, ADAPTATION OR MAINTENANCE THEREOF; (V) EACH AND EVERY CLAIM AND LOSS ARISING OUT OF OR CONNECTED WITH ANY ENVIRONMENTAL VIOLATION OR THE RELEASE OF ANY HAZARDOUS

MATERIAL; AND/OR (VI) THE LOSS, DAMAGE, DESTRUCTION, REMOVAL, RETURN, SURRENDER, SALE OR OTHER DISPOSITION OF THE EQUIPMENT, OR ANY ITEM THEREOF, EXCEPT, IN EACH SUCH CASE, WHERE SUCH LOSS, DAMAGE, INJURY, CLAIM, ALLEGATION, DEMAND, EXPENSE (INCLUDING LEGAL EXPENSES OR LIABILITIES) IS DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LESSOR. THE FOREGOING INDEMNITIES SHALL REMAIN IN FULL FORCE AND EFFECT DESPITE THE EXPIRATION, CANCELLATION OR EARLIER TERMINATION OF THIS MASTER LEASE. THE INDEMNIFICATION SET FORTH IN THIS SECTION 19.1 SHALL
                                                         ------------
EXPRESSLY INDEMNIFY THE LESSOR, THE LENDERS AND THEIR RESPECTIVE AGENTS AND EMPLOYEES AGAINST THEIR ORDINARY NEGLIGENCE.

     19.2 Impositions.
          -----------

          (a) The Lessee shall pay, and indemnify and hold the Lessor harmless from and against, all Impositions, which may now or hereafter be imposed upon or with respect to any of: (i) the ownership, leasing, sale, possession, use, purchase, operation, transfer of title, return or other disposition of the Equipment; (ii) the rental, receipts or earnings arising therefrom; (iii) this Master Lease or any of the Operative Documents, or
     (iv) any payment made pursuant to any of the foregoing or otherwise with respect to any of the transactions contemplated thereunder or upon any filing and/or recordation of the foregoing, which are payable for any period of time during which this Master Lease is in effect, whether payable by the Lessor or the Lessee under Applicable Law, including but not limited to (x) Impositions imposed on the purchase of the Equipment by the Lessor and the rental payments under this Master Lease, (y) personal property Impositions on the Equipment, and (z) Taxes imposed on any sale of the Equipment pursuant to this Master Lease. The Lessee shall furnish to the Lessor evidence of the payment of such Impositions at the time paid by the Lessee, and shall provide the Lessor immediately upon receipt with a copy of all bills for such Impositions. If the Lessee fails to pay any said Impositions, the Lessor shall have the right, but shall not be obligated, to pay the same, in which event the cost thereof shall be repayable to the Lessor on demand. The Lessee's obligations hereunder shall survive and continue after the expiration, cancellation or termination of the Lease Term as to those Impositions and any related expenses incurred or accrued (or attributable to events occurring) during such Lease Term, or until the Equipment is returned to the Lessor in accordance with this Master Lease (if later). If any taxing authority makes a claim against the Lessor which, if successful, would require the Lessee to indemnify the Lessor under this Section 19.2, the Lessee shall have the right in good faith to
                ------------
     contest such claim provided that the Lessor is protected from the consequences of any such contest in a manner satisfactory to the Lessor. The foregoing contest right shall not relieve the Lessee of any of its obligations under this Master Lease.

          (b) The Impositions and the indemnification obligations of the Lessee hereunder shall expressly include and cover, without limitation, all Taxes arising as a result of this Master Lease and/or the ownership by Lessor of the Equipment which are based on net or gross income or net or gross receipts of any person, corporation, or other entity, including, without limitation, any United States federal or state income tax, any capital gains Taxes, any excess profits or conduct or business Taxes, or any withholdings or withholding Taxes.

          (c) The Lessee will, where permitted to do so under applicable rules and regulations, make and timely file such reports and returns, including exemption certificates or affidavits with respect to any sales, use or other Imposition, in such manner as to show the Lessee and not the Lessor as the owner of the Equipment, and as shall be satisfactory to the Lessor or, where not so permitted, will notify the Lessor of such requirement and will prepare and deliver such reports or returns to the Lessor for filing within a reasonable time prior to the time such reports are to be filed. All costs and expenses (including reasonable legal and accountants, fees and disbursements) of preparing any such report or returns shall be borne by the Lessee.

                                  ARTICLE XX
                              REMARKETING OPTION

     20.1 Option to Remarket.  Subject to the fulfillment of each of the
          ------------------
conditions set forth in this Section 20.1, the Lessee shall have the option (the
                             ------------
"Remarketing Option") to market and complete the sale of all of the Equipment
 ------------------
for the Lessor. The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as to each item of the Equipment as of the dates set forth below.

          (a) Not later than twelve (12) months prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable.

          (b) Not later than three (3) months prior to the Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for each item of the Equipment. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Equipment. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered prior to the Expiration Date a written statement by such environmental consultant concluding, to the satisfaction of the Agent, that all such exceptions have been remedied in compliance with Applicable Law.

          (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and thereafter, no Lease Event of Default or Lease Default shall exist.

          (d) Subject to the provisions of this paragraph, the Lessee shall have completed all Modifications, restoration and rebuilding of the affected Equipment pursuant to Sections 10.1 and 14.1 (as the case may be),
                                    -------------     ----
     without relying on any Permitted Contest to modify its obligations under this Paragraph 20.1(d), and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to said Sections, in each case prior to the date on which the Lessor receives the Lessee's notice of the Lessee's intention to exercise the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. In the event, however, that the Lessee has commenced any Modification, restoration or rebuilding of any affected Equipment but that such Modification, restoration or rebuilding has not been completed, the Lessee shall nevertheless have the right to exercise the Remarketing Option and shall, thereafter, complete such Modification, restoration or rebuilding promptly and without delay in accordance with the provisions of this Master Lease, and in any event not later than the date upon which the Lessee or the Lessor procures bids from one or more prospective purchasers. The Lessee shall have also paid the cost of all Modifications, restorations and rebuilding, commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 12.1 from complying with the
                                       ------------
     requirements of this Section 20.1(d).

          (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use its best efforts to sell the Lessor's interest in the Equipment and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value.

          (f) The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor and the Lenders not less than sixty (60) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest cash bid to purchase the Equipment (each, a "Conforming Bid"). No such purchaser shall be the
                         --------------
     Lessee or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor and the Lenders shall otherwise agree in their sole discretion.

          (g) The Lessee shall submit all Conforming Bids to the Lessor and the Lenders, and the Lessor will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash Conforming Bid submitted to the Lessor. The determination of the highest bid shall be made by the Lessor prior to the end of the Marketing Period. All Conforming Bids shall be on an all-cash basis unless the Lessor and the Lenders shall otherwise agree in their sole discretion.

          (h) In connection with any such sale of any of the Equipment, the Lessee will provide to the purchaser all customary seller's indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of such item of the Equipment; including, without limitation, an environmental indemnity to the extent the same are required by the purchaser. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of each of the Equipment. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

          (i) The Lessee shall pay directly, and not from the sale proceeds, all costs and expenses of the sale of the Equipment, whether incurred by the Lessor, the Agent or the Lessee, including without limitation, the cost of all environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes and other Impositions.

          (j) The Lessee shall pay to the Agent on or prior to the Expiration Date (or in the case of Supplemental Rent, to the Agent for distribution in accordance with Operative Documents) an amount equal to the Loan Balance with respect to the Financing Loans plus all accrued and unpaid Rent
                                         ----
     (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.
                                -----------

          (k) The Lessee shall pay to the Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to Section 12.2 of
                                                               ------------
     the Participation Agreement.

          (l) The purchase of all of the Equipment shall be consummated on the Expiration Date and the gross proceeds (the "Gross Remarketing Proceeds")
                                                  --------------------------
     realized from the sale of the Equipment (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent; provided, however, that if the Gross Remarketing
                            --------  -------
     Proceeds actually received by the Agent in good, collected and indefeasible funds from such sale exceed the Lease Balance as of such date, then the excess shall be paid to the Lessee on the Expiration Date.

     If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above with respect to any of the Equipment, or if any of the Equipment is not purchased as aforesaid, or if the conditions set forth in Paragraph 9.1(c) or in Section 9.2 hereof have not been
----------------       -----------
satisfied in accordance with their terms, then the Agent shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee) as to all of the Equipment, in which event all of the Lessee's rights under this Section 20.1
                                                                ------------
shall immediately terminate as if never exercised and the Lessee shall be obligated to purchase all of the Equipment pursuant to Section 18.2 on the
                                                       ------------
Expiration Date.

     Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of any of the Equipment.

     20.2 Certain Obligations Continue.  During the Marketing Period, the
          ----------------------------
obligation of the Lessee to pay Rent (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Loan Balance and all other amounts due to the Lessor with respect to the Equipment under the Operative Documents to which the Lessee is a party. The Lessor or any Equity Lender shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, in addition to the other rights as expressly provided in this Article XX.
                                           ----------

                                  ARTICLE XXI
                PROCEDURES RELATING TO PURCHASE OR REMARKETING

     21.1 Provisions Relating to the Exercise of Purchase Option or Obligation
          --------------------------------------------------------------------
and Conveyance Upon Remarketing and Conveyance Upon Certain Other Events.
------------------------------------------------------------------------

          (a) In connection with any termination of this Master Lease with respect to any of the Equipment pursuant to the terms of Article XV, in
                                                              ----------
     connection with any purchase or in connection with the Lessee's purchase of any of the Equipment in accordance with Sections 18.1, 18.2, 18.3 or
                                             -------------  ----  ----
     obligations under Section 16.2(e), then, upon the date on which this Master
                       ---------------
     Lease is to terminate with respect to the applicable Equipment and upon tender by the Lessee of the amounts set forth in Article XV, Sections
                                                      ----------  --------
     16.2(e), 18.1, 18.2 or 18.3, as applicable in good, collected and
     -------  ----  ----    ----
     indefeasible funds:

               (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense: a bill of sale with respect to the Lessor's rights, title and interests in such item of the Equipment in each case in conformity with local custom and free and clear of the security interest of the Lessor Security Agreement and any Lessor Liens attributable to the Lessor;

               (ii) such item of the Equipment shall be conveyed to the Lessee "AS IS" and in its then present physical condition, without representation, warranty or recourse of any kind or character whatsoever, and with the disclaimer set forth in Section 2.4 hereof; and
                       -----------

               (iii) the Lessor shall execute and deliver to the Lessee a statement of termination of this Master Lease, in each case to the extent such Operative Documents relate to such item of the Equipment, and shall use its best efforts to cause the Agent for the Financing Lenders to execute and deliver a release of the Assignment of Lease and Rent to the extent relating to such item of the Equipment.

          (b) If the Lessee properly exercises the Remarketing Option, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of all of the Equipment to the independent purchasers thereof or, if no sale has been consummated on or prior to the Expiration Date, to the Lessor, in each case by surrendering the same into the possession of the Lessor or such purchasers, as the case may be, free and clear of all Liens other than Lessor Liens and the lien of the Lessor First Security Agreement and the Lessor Second Security Agreement, in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted, and in compliance with Applicable Law and the terms of this Master Lease (including without limitation Articles IX and XX). The
                                                     -----------     --
     Lessee shall, on and within a reasonable time before and up to one year after the Expiration Date, cooperate reasonably with the Agent, the Lessor, the Lenders and the independent purchasers of the Equipment in order to facilitate the purchase by such purchasers of the Equipment, which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date or as soon thereafter as is reasonably practicable, (i) providing copies of all books and records regarding the maintenance and ownership of the Equipment and all know-how, data and technical information relating thereto, (ii) granting or assigning all licenses and permits necessary for the operation and maintenance of each item of the Equipment and cooperating reasonably in seeking and obtaining all necessary Governmental Action, and (iii) providing the originals of all warranties and guaranties relating to the Equipment and full assistance to the purchasers in connection with the enforcement of such warranties and guaranties. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

                                 ARTICLE XXII
                             ESTOPPEL CERTIFICATES

     22.1 Estoppel Certificates.  At any time and from time to time upon not
          ---------------------
less than ten (10) Business Days prior written request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have
             ----------------
received such request, the "Certifying Party") shall furnish to the Requesting
                            ----------------
Party a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Master Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article
                                                                    -------
XXII may be relied upon by the Requesting Party and any existing or prospective
----
mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                 ARTICLE XXIII
                            ACCEPTANCE OF SURRENDER

     23.1 Acceptance of Surrender.  No surrender to the Lessor of this Master
          -----------------------
Lease or of all or any of the Equipment or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all Obligations, the Lenders, and no act by the Lessor or the Lenders or any representative or agent of the Lessor or the Lenders, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXIV
                              NO MERGER OF TITLE

     24.1 No Merger of Title.  There shall be no merger of this Master Lease or
          ------------------
of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part,
(a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate, or (b) a beneficial interest in the Lessor.

                                  ARTICLE XXV
                             INTENT OF THE PARTIES

     25.1 Ownership of the Equipment.
          --------------------------

          (a)  As provided in Section 2.5(a) hereof, it is the intent of the
                              --------------
     parties hereto that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and lessor of the Equipment, and (ii) for purposes of federal, state and local income taxes and bankruptcy, the transaction contemplated hereby is a financing arrangement and preserves ownership of the Equipment in the Lessee.

          (b) It is further the intent of the parties hereto that (i) the obligations of the Lessee under this Master Lease to pay Basic Rent and Supplemental Rent or the Lease Balance in connection with any purchase of the Equipment pursuant to this Master Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor, the Equity Lenders and the Financing Lenders to the Lessee, and (ii) this Master Lease grants a security interest in and to the Equipment and other Collateral to the Lessor to secure Lessee's performance and payment of all amounts under this Master Lease and the other Operative Documents.


                                 ARTICLE XXVI
                                 MISCELLANEOUS

     26.1 Survival; Severability; Etc.  Anything contained in this Master Lease
          ---------------------------
to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Master Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification, which shall continue to survive. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby.

     26.2 Amendments and Modifications.  Subject to the requirements,
          ----------------------------
restrictions and conditions set forth in the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

     26.3 No Waiver.  No failure by the Lessor or the Lessee to insist upon the
          ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

     26.4 Notices.  All notices, demands, requests, consents, approvals and
          -------
other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of Section
                                                                       -------
13.3 of the Participation Agreement.
----

     26.5 Successors and Assigns.  All the terms and provisions of this Master
          ----------------------
Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     26.6 Headings and Table of Contents.  The headings and table of contents in
          ------------------------------
this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     26.7 Counterparts.  This Master Lease may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     26.8 GOVERNING LAW.  THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED
          -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS MASTER LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE SECURITY INTEREST CREATED HEREBY AND THE CREATION AND THE ENFORCEMENT OF SAID SECURITY INTEREST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

     26.9 Limitations on Recourse.  The parties hereto agree that except as
          -----------------------
specifically set forth in this Master Lease or in any other Operative Document, Lessor shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Master Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in the Equipment; provided, however, that
                                                    --------  -------
Lessor shall be liable (a) for its own willful misconduct or gross negligence, or (b) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee, under this Master Lease or any other obligation or liability of the Lessee under the Operative Documents, are solely nonrecourse obligations and shall be enforceable solely against the interest of the Lessor of the Equipment; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Lessor.

     26.10 Original Lease.  The single executed original of this Master Lease
           --------------
marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of the Agent on or following the signature page thereof shall be the Original Executed Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master
            -----------------------------
Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.


                 [remainder of page left intentionally blank]

          IN WITNESS WHEREOF, the parties have caused this Master Lease be duly executed and delivered as of the date first above written.


                                 LESSEE:

                                 MAIL-WELL I CORPORATION, a Delaware
                                 corporation


                                 By: __________________________________
                                 Name: ________________________________
                                 Title: _______________________________

                              LESSOR:

                              PARIBAS PROPERTIES, INC.,
                              a Delaware corporation


                              By: ____________________________________
                                    Edward V. Canale, President


                              By: ____________________________________
                                    Matthew J. Cooleen, Vice President

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

                              PARIBAS PROPERTIES, INC.,
                              as Lessor


                              By: ____________________________________
                                    Edward V. Canale, President


                              By: ____________________________________
                                    Matthew J. Cooleen, Vice President

                                  EXHIBIT "A"
                                TO MASTER LEASE


                              EQUIPMENT SCHEDULE


Description of each item                                Purchase Price
      of Equipment                 Serial No.             Allocation
------------------------           ----------           --------------

                                  EXHIBIT "B"
                                TO MASTER LEASE


                        INSURANCE COVERAGE REQUIREMENTS
                      AND ALLOCATION OF EQUIPMENT BALANCE
                         TO EACH ITEM OF THE EQUIPMENT
                         -----------------------------